Exhibit 99.1
100 Park Avenue : New York, NY 10017 : 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com

BRIXMOR PROPERTY GROUP REPORTS FOURTH QUARTER AND FULL YEAR 2024 RESULTS
- Continues to Leverage Strong Tenant Demand -

NEW YORK, February 10, 2025 - Brixmor Property Group Inc. (NYSE: BRX) (“Brixmor” or the “Company”) announced today its operating results for the three and twelve months ended December 31, 2024. For the three months ended December 31, 2024 and 2023, net income attributable to Brixmor Property Group, Inc. was $0.27 per diluted share and $0.24 per diluted share, respectively, and for the twelve months ended December 31, 2024 and 2023, net income attributable to Brixmor Property Group, Inc. was $1.11 per diluted share and $1.01 per diluted share, respectively.

Key highlights for the three months ended December 31, 2024 include:
•Executed 1.5 million square feet of new and renewal leases, with rent spreads on comparable space of 21.0%, including 0.8 million square feet of new leases, with rent spreads on comparable space of 34.4%
•Realized total leased occupancy of 95.2%, anchor leased occupancy of 97.2%, and small shop leased occupancy of 91.1%
◦Commenced $16.2 million of annualized base rent
◦Leased to billed occupancy spread totaled 380 basis points
◦Total signed but not yet commenced new lease population represented 2.9 million square feet and $60.7 million of annualized base rent
•Reported an increase in same property NOI of 4.7%, including a contribution from base rent of 600 basis points
•Reported Nareit FFO of $161.4 million, or $0.53 per diluted share
•Stabilized $123.3 million of reinvestment projects at an average incremental NOI yield of 9%, with the in process reinvestment pipeline totaling $389.6 million at an expected average incremental NOI yield of 10%
•Completed $211.8 million of acquisitions and $69.3 million of dispositions
•Received a credit rating upgrade on December 20, 2024 from Moody's Investors Service to 'Baa2' from 'Baa3', with a stable outlook

Key highlights for the twelve months ended December 31, 2024 include:
•Executed 5.4 million square feet of new and renewal leases, with rent spreads on comparable space of 22.5%, including 2.7 million square feet of new leases, with rent spreads on comparable space of 38.8%
•Reported an increase in same property NOI of 5.0%, including a contribution from base rent of 470 basis points
•Reported Nareit FFO of $647.9 million, or $2.13 per diluted share
•Stabilized $204.7 million of reinvestment projects at an average incremental NOI yield of 9%
•Completed $293.0 million of acquisitions and $212.4 million of dispositions
•Issued $800.0 million aggregate principal amount of Senior Notes
•Promoted Brian Finnegan to President, Chief Operating Officer; Steven Gallagher to Executive Vice President, Chief Financial Officer and Treasurer; Helane Stein to Executive Vice President, Chief Information Officer; and Kevin Brydzinski to Senior Vice President, Chief Accounting Officer
•Published the Company's annual Corporate Responsibility Report on July 1, 2024

Subsequent events:
•Provided 2025 Nareit FFO per diluted share expectations of $2.19 - $2.24 and same property NOI growth expectations of 3.50% - 4.50%

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“Our momentum continued in the fourth quarter, delivering strong bottom line growth and leasing productivity,” commented James Taylor, Chief Executive Officer. "As we look forward, we are very pleased with how we are positioned to capitalize on robust tenant demand to be in our centers as we continue to drive our value add business plan and bring in better tenants at better rents."

FINANCIAL HIGHLIGHTS
Net Income Attributable to Brixmor Property Group, Inc.
•For the three months ended December 31, 2024 and 2023, net income attributable to Brixmor Property Group, Inc. was $83.4 million, or $0.27 per diluted share, and $72.7 million, or $0.24 per diluted share, respectively.
•For the twelve months ended December 31, 2024 and 2023, net income attributable to Brixmor Property Group, Inc. was $339.3 million, or $1.11 per diluted share, and $305.1 million, or $1.01 per diluted share, respectively.

Nareit FFO
•For the three months ended December 31, 2024 and 2023, Nareit FFO was $161.4 million, or $0.53 per diluted share, and $154.7 million, or $0.51 per diluted share, respectively. Results for the three months ended December 31, 2024 and 2023 include items that impact FFO comparability, including transaction expenses, net and gain on extinguishment of debt, net, of $(0.7) million, or $(0.00) per diluted share, and $(0.1) million, or $(0.00) per diluted share, respectively.
•For the twelve months ended December 31, 2024 and 2023, Nareit FFO was $647.9 million, or $2.13 per diluted share, and $615.6 million, or $2.04 per diluted share, respectively. Results for the twelve months ended December 31, 2024 and 2023 include items that impact FFO comparability, including transaction expenses, net and gain on extinguishment of debt, net, of $(0.3) million, or $(0.00) per diluted share, and $4.1 million, or $0.01 per diluted share, respectively.

Same Property NOI Performance
•For the three months ended December 31, 2024, the Company reported an increase in same property NOI of 4.7% versus the comparable 2023 period.
•For the twelve months ended December 31, 2024, the Company reported an increase in same property NOI of 5.0% versus the comparable 2023 period.

Dividend
•The Company’s Board of Directors declared a quarterly cash dividend of $0.2875 per common share (equivalent to $1.15 per annum). The dividend is payable on April 15, 2025 to stockholders of record on April 2, 2025.

PORTFOLIO AND INVESTMENT ACTIVITY
Value Enhancing Reinvestment Opportunities
•During the three months ended December 31, 2024, the Company stabilized 12 value enhancing reinvestment projects with a total aggregate net cost of approximately $123.3 million at an average incremental NOI yield of 9% and added four new reinvestment projects to its in process pipeline. Projects added include three anchor space repositioning projects and one outparcel development project with a total aggregate net estimated cost of approximately $11.1 million at an expected average incremental NOI yield of 10%.
•At December 31, 2024, the value enhancing reinvestment in process pipeline was comprised of 36 projects with an aggregate net estimated cost of approximately $389.6 million at an expected average incremental NOI yield of 10%. The in process pipeline includes 18 anchor space repositioning projects with an aggregate net estimated cost of approximately $86.7 million at an expected incremental NOI yield of 7% - 14%; five outparcel development projects with an aggregate net estimated cost of approximately $7.4 million at an expected

100 Park Avenue : New York, NY 10017 : 800.468.7526

average incremental NOI yield of 14%; and 13 redevelopment projects with an aggregate net estimated cost of approximately $295.6 million at an expected average incremental NOI yield of 9%.
•An in-depth review of a redevelopment project which highlights the Company's reinvestment capabilities, Laurel Square (New York-Newark-Jersey City, NY-NJ CBSA), can be found at this link: https://www.brixmor.com/blog/Laurel-Square-Livotis
•Follow Brixmor on LinkedIn for video updates on reinvestment projects at https://www.linkedin.com/company/brixmor.

Acquisitions
•As previously announced, during the three months ended December 31, 2024, the Company acquired four shopping centers and one land parcel at an existing property for a combined purchase price of $211.8 million, including:
◦The Plaza at Buckland Hills, an approximately 308,000 square foot grocery-anchored regional center located adjacent to the Company's The Manchester Collection in Manchester, Connecticut (Hartford-West Hartford-East Hartford, CT CBSA), for $67.5 million.
◦Britton Plaza, an approximately 466,000 square foot grocery-anchored regional center strategically located in the dense, high-income market of South Tampa, Florida (Tampa-St. Petersburg-Clearwater, FL CBSA), for $60.5 million.
◦North Ridge Shopping Center, an approximately 171,000 square foot grocery-anchored community shopping center located in Raleigh, North Carolina (Raleigh-Cary, NC CBSA), for $54.6 million.
◦Huron Village, an approximately 118,000 square foot grocery-anchored neighborhood shopping center located in Ann Arbor, Michigan (Ann Arbor, MI CBSA), for $29.3 million.
•During the twelve months ended December 31, 2024, the Company acquired seven shopping centers and two land parcels at existing properties for a combined purchase price of $293.0 million.

Dispositions
•As previously announced, during the three months ended December 31, 2024, the Company generated approximately $69.3 million of gross proceeds on the disposition of one shopping center, as well as two partial properties.
•During the twelve months ended December 31, 2024, the Company generated approximately $212.4 million of gross proceeds on the disposition of six shopping centers, as well as eight partial properties.

CAPITAL STRUCTURE
•During the three months ended December 31, 2024, the Company raised approximately $96.6 million of gross proceeds, excluding commissions, from the sale of approximately 3.4 million shares of common stock at an average price per share of $28.77 through its at-the-market (“ATM”) equity offering program.
•During the twelve months ended December 31, 2024, the Company raised approximately $116.6 million of gross proceeds, excluding commissions, from the sale of approximately 4.1 million shares of common stock at an average price per share of $28.62 through its ATM equity offering program.
•During the twelve months ended December 31, 2024, the Company's Operating Partnership, Brixmor Operating Partnership LP, issued $800.0 million aggregate principal amount of Senior Notes.
•At December 31, 2024, the Company had $1.6 billion in liquidity.
•At December 31, 2024, the Company's net principal debt to adjusted EBITDA, current quarter annualized was 5.7x and net principal debt to adjusted EBITDA, trailing twelve months was 5.7x.

100 Park Avenue : New York, NY 10017 : 800.468.7526

GUIDANCE
•The Company expects 2025 NAREIT FFO per diluted share of $2.19 - $2.24 and same property NOI growth of 3.50% - 4.50%.
◦Revenues deemed uncollectible is expected to total 75 - 110 bps of total expected revenues in 2025.
◦2025 expectations do not include any items that impact FFO comparability, which include transaction expenses, net and gain or loss on extinguishment of debt, net, or any other one-time items.
•The following table provides a bridge from the Company's 2024 Nareit FFO per diluted share to the Company's 2025 estimated Nareit FFO per diluted share:

	Low	High
2024 Nareit FFO per diluted share	$2.13	$2.13
Same property NOI growth	0.10	0.14
Dividends and interest	(0.06)	(0.06)
General and administrative expense and other [1]	0.02	0.02
Non-same property NOI	0.02	0.02
Interest expense	(0.01)	(0.01)
Non-cash GAAP rental adjustments [2]	(0.01)	0.00
2025E Nareit FFO per diluted share	$2.19	$2.24
1.Includes general and administrative expense, lease termination fees, non-real estate depreciation and amortization, and other income (expense).
2.Includes straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense.

•The following table provides a reconciliation of the range of the Company's 2025 estimated net income attributable to Brixmor Property Group, Inc. to Nareit FFO:

(Unaudited, dollars in millions, except per share amounts)	2025E	2025E Per Diluted Share
Net income attributable to Brixmor Property Group, Inc.	$286 - $302	$0.94 - $0.99
Depreciation and amortization related to real estate	385	1.25
Nareit FFO	$671 - $687	$2.19 - $2.24

CONNECT WITH BRIXMOR
•For additional information, please visit https://www.brixmor.com;
•Follow Brixmor on:
◦LinkedIn at https://www.linkedin.com/company/brixmor
◦Facebook at https://www.facebook.com/Brixmor
◦Instagram at https://www.instagram.com/brixmorpropertygroup; and
◦YouTube at https://www.youtube.com/user/Brixmor.

CONFERENCE CALL AND SUPPLEMENTAL INFORMATION
The Company will host a teleconference on Tuesday, February 11, 2025 at 10:00 AM ET. To participate, please dial 877.704.4453 (domestic) or 201.389.0920 (international) within 15 minutes of the scheduled start of the call. The teleconference can also be accessed via a live webcast at https://www.brixmor.com in the Investors section. A replay of the teleconference will be available through February 25, 2025 by dialing 844.512.2921 (domestic) or 412.317.6671 (international) (Passcode: 13750097) or via the web through February 11, 2026 at https://www.brixmor.com in the Investors section.

100 Park Avenue : New York, NY 10017 : 800.468.7526

The Company’s Supplemental Disclosure will be posted at https://www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

NON-GAAP PERFORMANCE MEASURES
The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of net income to these non-GAAP performance measures is presented in the attached tables.

Nareit FFO
Nareit FFO is a supplemental, non-GAAP performance measure utilized to evaluate the operating and financial performance of real estate companies. Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis. Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

Same Property NOI
Same property NOI is a supplemental, non-GAAP performance measure utilized to evaluate the operating performance of real estate companies. Same property NOI is calculated (using properties owned for the entirety of both periods and excluding properties under development and completed new development properties that have been stabilized for less than one year) as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). Same property NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) income or expense associated with the Company's captive insurance company, (vi) depreciation and amortization, (vii) impairment of real estate assets, (viii) general and administrative expense, and (ix) other income and expense (including interest expense and gain on sale of real estate assets). Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, income or expense associated with the Company’s captive insurance company, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that same property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties
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under development and completed new development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Net Principal Debt to Adjusted EBITDA, current quarter annualized & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Net principal debt to adjusted EBITDA, current quarter annualized and net principal debt to adjusted EBITDA, trailing twelve months are supplemental non-GAAP measures utilized to evaluate the performance of real estate companies in relation to outstanding debt. Net principal debt is calculated as Debt obligations, net (calculated in accordance with GAAP) excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. Adjusted EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, (iii) depreciation and amortization, (iv) gains and losses from the sale of certain real estate assets, (v) gains and losses from change in control, (vi) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, (vii) gain (loss) on extinguishment of debt, net, and (viii) other items that the Company believes are not indicative of the Company's operating performance. Net principal debt to adjusted EBITDA, current quarter annualized and net principal debt to adjusted EBITDA, trailing twelve months are calculated as net principal debt divided by quarterly annualized adjusted EBITDA or trailing twelve month adjusted EBITDA, respectively. Considering the nature of its business as a real estate owner and operator, the Company believes that net principal debt to adjusted EBITDA, current quarter annualized and net principal debt to adjusted EBITDA, trailing twelve months are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the operating performance of the Company’s real estate, are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and can provide investors with a more consistent basis by which to compare the Company with its peers.

ABOUT BRIXMOR PROPERTY GROUP
Brixmor (NYSE: BRX) is a real estate investment trust (REIT) that owns and operates a high-quality, national portfolio of open-air shopping centers. Its 363 retail centers comprise approximately 64 million square feet of prime retail space in established trade areas. The Company strives to own and operate shopping centers that reflect Brixmor’s vision “to be the center of the communities we serve” and are home to a diverse mix of thriving national, regional and local retailers. Brixmor is a proud real estate partner to over 5,000 retailers including The TJX Companies, The Kroger Co., Publix Super Markets and Ross Stores.

Brixmor announces material information to its investors in SEC filings and press releases and on public conference calls, webcasts and the “Investors” page of its website at https://www.brixmor.com. The Company also uses social media to communicate with its investors and the public, and the information Brixmor posts on social media may be deemed material information. Therefore, Brixmor encourages investors and others interested in the Company to review the information that it posts on its website and on its social media channels.

SAFE HARBOR LANGUAGE
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in our Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the

100 Park Avenue : New York, NY 10017 : 800.468.7526

“SEC”), which are accessible on the SEC’s website at https://www.sec.gov. These factors include (1) changes in national, regional, and local economies, due to global events such as international military conflicts, international trade disputes, a foreign debt crisis, foreign currency volatility, or due to domestic issues, such as government policies and regulations, tariffs, energy prices, market dynamics, general economic contractions, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending; (2) local real estate market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in our Portfolio (defined hereafter); (3) competition from other available properties and e-commerce; (4) disruption and/or consolidation in the retail sector, the financial stability of our tenants, and the overall financial condition of large retailing companies, including their ability to pay rent and/or expense reimbursements that are due to us; (5) in the case of percentage rents, the sales volumes of our tenants; (6) increases in property operating expenses, including common area expenses, utilities, insurance, and real estate taxes, which are relatively inflexible and generally do not decrease if revenue or occupancy decrease; (7) increases in the costs to repair, renovate, and re-lease space; (8) earthquakes, wildfires, tornadoes, hurricanes, damage from rising sea levels due to climate change, other natural disasters, epidemics and/or pandemics, civil unrest, terrorist acts, or acts of war, any of which may result in uninsured or underinsured losses; and (9) changes in laws and governmental regulations, including those governing usage, zoning, the environment, privacy, data security, intellectual property rights, and taxes. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our periodic filings. The forward-looking statements speak only as of the date of this press release, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.
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CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/24	12/31/23
Assets
Real estate
Land	$1,834,814	$1,794,011
Buildings and tenant improvements	8,895,571	8,570,874
Construction in progress	152,260	126,007
Lease intangibles	526,412	504,995
	11,409,057	10,995,887
Accumulated depreciation and amortization	(3,410,179)	(3,198,980)
Real estate, net	7,998,878	7,796,907
Cash and cash equivalents	377,616	866
Restricted cash	1,076	18,038
Marketable securities	20,301	19,914
Receivables, net, including straight-line rent receivables of $208,785 and $180,810, respectively	281,947	278,775
Deferred charges and prepaid expenses, net	167,080	164,061
Real estate assets held for sale	4,189	—
Other assets	57,827	54,155
Total assets	$8,908,914	$8,332,716

Liabilities
Debt obligations, net	$5,339,751	$4,933,525
Accounts payable, accrued expenses and other liabilities	585,241	548,890
Total liabilities	5,924,992	5,482,415

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
314,619,008 and 309,723,386 shares issued and 305,492,016 and 300,596,394
shares outstanding	3,055	3,006
Additional paid-in capital	3,431,043	3,310,590
Accumulated other comprehensive income (loss)	8,218	(2,700)
Distributions in excess of net income	(458,638)	(460,595)
Total stockholders' equity	2,983,678	2,850,301
Non-controlling interests	244	—
Total equity	2,983,922	2,850,301
Total liabilities and equity	$8,908,914	$8,332,716

vi

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23
Revenues
Rental income	$328,356	$316,404	$1,283,421	$1,243,844
Other revenues	86	81	1,633	1,192
Total revenues	328,442	316,485	1,285,054	1,245,036

Operating expenses
Operating costs	42,307	39,815	152,825	146,473
Real estate taxes	43,632	42,961	164,291	173,517
Depreciation and amortization	103,331	89,470	381,396	362,277
Impairment of real estate assets	—	—	11,143	17,836
General and administrative	27,933	30,260	116,363	117,128
Total operating expenses	217,203	202,506	826,018	817,231

Other income (expense)
Dividends and interest	4,978	321	20,776	666
Interest expense	(55,441)	(47,204)	(215,994)	(190,733)
Gain on sale of real estate assets	24,090	6,402	78,064	65,439
Gain on extinguishment of debt, net	—	—	554	4,356
Other	(1,460)	(801)	(3,160)	(2,446)
Total other expense	(27,833)	(41,282)	(119,760)	(122,718)

Net income	83,406	72,697	339,276	305,087
Net income attributable to non-controlling interests	(2)	—	(2)	—
Net income attributable to Brixmor Property Group, Inc.	$83,404	$72,697	$339,274	$305,087

Net income attributable to Brixmor Property Group, Inc. per common share:
Basic	$0.27	$0.24	$1.12	$1.01
Diluted	$0.27	$0.24	$1.11	$1.01
Weighted average shares:
Basic	305,042	301,022	303,130	300,977
Diluted	306,052	302,430	304,038	302,376

vii

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23

Net income attributable to Brixmor Property Group, Inc.	$83,404	$72,697	$339,274	$305,087
Depreciation and amortization related to real estate	102,125	88,374	375,511	358,088
Gain on sale of real estate assets	(24,090)	(6,402)	(78,064)	(65,439)
Impairment of real estate assets	—	—	11,143	17,836
Nareit FFO	$161,439	$154,669	$647,864	$615,572

Nareit FFO per diluted share	$0.53	$0.51	$2.13	$2.04
Weighted average diluted shares outstanding	306,052	302,430	304,038	302,376

Items that impact FFO comparability
Transaction expenses, net	$(748)	$(58)	$(879)	$(256)
Gain on extinguishment of debt, net	—	—	554	4,356
Total items that impact FFO comparability	$(748)	$(58)	$(325)	$4,100
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)	$(0.00)	$0.01

Additional Disclosures
Straight-line rental income, net	$7,198	$6,988	$30,867	$23,498
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	3,327	2,739	8,562	9,153
Straight-line ground rent expense, net (1)	(87)	6	(68)	31

Dividends declared per share	$0.2875	$0.2725	$1.1050	$1.0525
Dividends declared	$87,829	$81,913	$334,362	$316,364
Dividend payout ratio (as % of Nareit FFO)	54.4%	53.0%	51.6%	51.4%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

viii

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/24	12/31/23	Change	12/31/24	12/31/23	Change
Same Property NOI Analysis
Number of properties	350	350	—	347	347	—
Percent billed	91.5%	90.6%	0.9%	91.4%	90.6%	0.8%
Percent leased	95.4%	94.9%	0.5%	95.4%	94.8%	0.6%

Revenues
Base rent	$228,899	$216,054		$895,408	$855,489
Expense reimbursements	75,200	73,508		282,572	275,436
Revenues deemed uncollectible	(3,502)	(1,797)		(9,181)	(5,486)
Ancillary and other rental income / Other revenues	5,871	6,170		23,617	23,203
Percentage rents	1,870	2,008		9,573	9,023
	308,338	295,943	4.2%	1,201,989	1,157,665	3.8%
Operating expenses
Operating costs	(40,570)	(39,007)		(146,724)	(138,411)
Real estate taxes	(42,213)	(41,442)		(158,907)	(165,524)
	(82,783)	(80,449)	2.9%	(305,631)	(303,935)	0.6%
Same property NOI	$225,555	$215,494	4.7%	$896,358	$853,730	5.0%

NOI margin	73.2%	72.8%		74.6%	73.7%
Expense recovery ratio	90.8%	91.4%		92.5%	90.6%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$12,845	6.0%		$39,919	4.7%
Revenues deemed uncollectible	(1,705)	(0.8)%		(3,695)	(0.4)%
Net expense reimbursements	(642)	(0.3)%		5,440	0.6%
Ancillary and other rental income / Other revenues	(299)	(0.1)%		414	0.0%
Percentage rents	(138)	(0.1)%		550	0.1%
		4.7%			5.0%

Reconciliation of Net Income attributable to Brixmor Property Group, Inc. to Same Property NOI
Net income attributable to Brixmor Property Group, Inc.	$83,404	$72,697		$339,274	$305,087
Adjustments:
Non-same property NOI	(5,452)	(7,739)		(28,611)	(34,012)
Lease termination fees	(1,058)	(743)		(3,608)	(4,622)
Straight-line rental income, net	(7,198)	(6,988)		(30,867)	(23,498)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,327)	(2,739)		(8,562)	(9,153)
Straight-line ground rent expense, net	87	(6)		68	(31)
Depreciation and amortization	103,331	89,470		381,396	362,277
Impairment of real estate assets	—	—		11,143	17,836
General and administrative	27,933	30,260		116,363	117,128
Total other expense	27,833	41,282		119,760	122,718
Net income attributable to non-controlling interests	2	—		2	—
Same property NOI	$225,555	$215,494		$896,358	$853,730

ix

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/24	12/31/23	12/31/24	12/31/23

Net income	$83,406	$72,697	$339,276	$305,087
Interest expense	55,441	47,204	215,994	190,733
Federal and state taxes	758	668	2,740	2,613
Depreciation and amortization	103,331	89,470	381,396	362,277
EBITDA	242,936	210,039	939,406	860,710
Gain on sale of real estate assets	(24,090)	(6,402)	(78,064)	(65,439)
Impairment of real estate assets	—	—	11,143	17,836
EBITDAre	$218,846	$203,637	$872,485	$813,107

EBITDAre	$218,846	$203,637	$872,485	$813,107
Transaction expenses, net	748	58	879	256
Gain on extinguishment of debt, net	—	—	(554)	(4,356)
Total adjustments	748	58	325	(4,100)
Adjusted EBITDA	$219,594	$203,695	$872,810	$809,007

Adjusted EBITDA	$219,594	$203,695	$872,810	$809,007
Straight-line rental income, net	(7,198)	(6,988)	(30,867)	(23,498)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(3,327)	(2,739)	(8,562)	(9,153)
Straight-line ground rent expense, net (1)	87	(6)	68	(31)
Total adjustments	(10,438)	(9,733)	(39,361)	(32,682)
Cash Adjusted EBITDA	$209,156	$193,962	$833,449	$776,325

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	12/31/24
Debt obligations, net	$5,339,751
Less: Net unamortized premium	(14,279)
Add: Deferred financing fees	25,293
Less: Cash, cash equivalents and restricted cash	(378,692)
Net Principal Debt	$4,972,073

Adjusted EBITDA, current quarter annualized	$878,376
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.7x

Adjusted EBITDA, trailing twelve months	$872,810
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.7x

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